Cost of Sales	12 Months Ended
Dec. 31, 2025
Cost of Sales [Abstract]
COST OF SALES
9.	COST OF SALES

Cost of sales for our cross-border business comprise the cost of products purchased and surcharges on purchase cost. Cost of revenue for our travel services comprise the cost of air-tickets brought from airline or the cost of services provided from local travel firms or persons, the cost for outsourcing the travelling work to certain travel agencies and additional air-ticket return cost paid to customers.

The following table shows a breakdown of cost of sales of all business for the periods presented for each category:

	Year ended December 31,
	2025	2024	2023
Changes in inventories of finished goods	-	-	433,870
Purchases of finished goods	40,881,440	19,229,038	6,395,036
Outsourced service cost	30,095,589	21,310,128	19,294,795
Amortization of software	1,410,081	938,979	-
Additional air-ticket return cost **	110,385	7,387	253,522
Taxes and surcharges *	4,485	2,440	6,996
	72,501,980	41,487,972	26,384,219

*	Tax and surcharges are mainly Urban Maintenance and Construction Tax (7% of Valued Added Tax payment amount), Extra Charges of Education Fund (3% of Valued Added Tax payment amount) and Local Surcharge for Education Fund (2% of Valued Added Tax payment amount).

**	Additional air-ticket return cost is the net loss of the return payments paid to customers offset by the return proceeds received from airline companies. The following table shows the gross amount of the return payment and proceeds;

	Year ended December 31,
	2025	2024	2023
Return paid to customers	3,232,466	2,002,413	2,196,070
Return received from airline companies	(3,122,081)	(1,995,026)	(1,942,548)
Additional air-ticket return cost	110,385	7,387	253,522